UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): August 10, 2006

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-125546	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated August 10, 2006 and filed (by the required date) on August 16, 2006 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired: Stafford, Texas — Homewood Suites by Hilton.

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006	12
Notes to Pro Forma Condensed Consolidated Balance Sheets	14
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2005 and the six months ended June 30, 2006	15
Notes to Pro Forma Condensed Consolidated Statements of Operations	18

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Independent Auditors’ Report

To the Board of Directors

Apple Seven Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the Stafford, Texas—Hilton Homewood Suites Hotel (the Hotel), as of December 31, 2005, and the related statements of partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2005, and the results of its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

/s/ L.P. Martin & Company, P.C.

May 5, 2006

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

BALANCE SHEET

DECEMBER 31, 2005

ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$587,725
Construction in Progress	1,539,871
Furnishings and Equipment	47,974

TOTAL INVESTMENT IN HOTEL PROPERTY	2,175,570

Cash and Cash Equivalents	34,245
Due from Affiliate	2,450
Franchise Fees	25,000

61,695

TOTAL ASSETS	$2,237,265

LIABILITIES AND PARTNERS’ DEFICIT
LIABILITIES:
Mortgage Payable	$1,353,914
Accounts Payable	853,806
Accrued Liabilities	23,677
Due to Affiliates	6,405

TOTAL LIABILITIES	2,237,802
PARTNERS’ DEFICIT	(537)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$2,237,265

The accompanying notes are an integral part of this financial statement.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF PARTNERS’ DEFICIT

YEAR ENDED DECEMBER 31, 2005

Balance, January 1, 2005	$—
Equity Distributions, net	(537)

Balance, December 31, 2005	$(537)

The accompanying notes are an integral part of this financial statement.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2005

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	$(1,298,087)
Payment of Franchise Fees	(25,000)

NET CASH USED BY INVESTING ACTIVITIES	(1,323,087)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	1,353,914
Affiliate Loans	3,955
Equity Distributions, net	(537)

NET CASH PROVIDED BY FINANCING ACTIVITIES	1,357,332

NET INCREASE IN CASH	34,245

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$34,245

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$14,400

NONCASH FINANCING AND INVESTING ACTIVITIES:
2005 Hotel property purchases in the amounts of $853,806 and $23,677, respectively, were financed with accounts payable and accrued liabilities.

The accompanying notes are an integral part of this financial statement.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Stafford, Texas—Hilton Homewood Suites Hotel property (the Hotel) as of December 31, 2005 and for the year then ended. The Hotel is owned by HSHS Property, a Texas limited partnership. The partnership entity was formed during 2005. The partnership acquired the Hotel land and began construction on the 78 room Hotel during 2005.

The Hotel is being developed by W. I. Realty I, L. P., an affiliate. At December 31, 2005, the Hotel was under construction and, accordingly, had not opened for business. It is anticipated Hotel construction will be completed and the Hotel will open for business in the spring of 2006.

Hilton Homewood Suites Hotels specialize in providing extended stay lodging for business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents—Cash and cash equivalents includes demand deposits in banks.

Concentrations—Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

Investment in Hotel Property—Land and construction in progress are stated at the Owner’s cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Capitalized interest totaled $14,400 in 2005. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the Hotel and develop the site up to the time the Hotel is placed in operation.

No depreciation has been recorded to date since the Hotel has not been placed in operation.

Asset Impairment—Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. Assets to be disposed of are reported at the lower of carrying value or fair value less cost to sell. No impairment losses have been recorded to date.

Loan Costs—Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotel’s normal depreciation policies.

Income Taxes—The Hotel property was owned by a limited partnership throughout the financial statement period. Income and losses of a limited partnership are passed through to the partners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

NOTES TO THE FINANCIAL STATEMENTS—(Continued)

YEAR ENDED DECEMBER 31, 2005

NOTE 3—RELATED PARTY TRANSACTIONS

The Owner has paid Promus Hotels, Inc. a $25,000 franchise fee to operate as a Hilton Homewood Suites Hotel. The franchise term is effective June 3, 2005 and runs through June 2, 2027. The terms of the agreement require the Owner to pay the franchisor monthly royalty and program fees totaling four percent of the Hotel’s gross room revenue.

The Owner has agreed to pay development fees of $234,000 to W. I. Realty I, L. P. in connection with development of the Hotel property. Through December 31, 2005, $93,600 was earned and has been included in construction in progress. The balance of $140,400 is scheduled to be paid in 2006.

NOTE 4—MORTGAGE LOAN PAYABLE

The Hotel property is encumbered by a $7,619,600 construction loan with Sovereign Bank dated August 15, 2005. Through December 31, 2005, $1,353,914 has been advanced. The loan requires interest only payments and bears interest at a floating rate of LIBOR plus 2.0%, 6.385% at December 31, 2005.

The loan is secured by the Hotel property mortgage, a security agreement covering tangible and intangible assets of the Hotel and the guarantee of W. I. Realty I, L. P. The loan is scheduled to mature on February 15, 2007.

NOTE 5—SUBSEQUENT EVENT

The Owner has a sales contract with Apple Seven Hospitality, Inc. (Apple) and anticipates selling the Hotel land, improvements and furnishings to Apple in 2006. The sales price is anticipated to exceed the carrying value of the Hotel’s assets.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

BALANCE SHEET (unaudited)

	June 30, 2006	December 31, 2005
ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$587,725	$587,725
Construction in Progress	5,517,563	1,539,871
Furnishings and Equipment	624,359	47,974

TOTAL INVESTMENT IN HOTEL PROPERTY	6,729,647	2,175,570

Cash and Cash Equivalents	25,573	34,245
Due from Affiliates	4,350	2,450
Franchise Fees	25,000	25,000

	54,923	61,695

TOTAL ASSETS	$6,784,570	$2,237,265

LIABILITIES AND PARTNERS’ DEFICIT
LIABILITIES:
Mortgage Payable	$5,988,476	$1,353,914
Accounts Payable	734,156	853,806
Deposits and Accrued Liabilities	58,442	23,677
Due to Affiliates	35,000	6,405

TOTAL LIABILITIES	6,816,074	2,237,802
PARTNERS’ DEFICIT	(31,504)	(537)

TOTAL LIABILITIES AND PARTNERS’ DEFICIT	$6,784,570	$2,237,265

See also the audited financial statements included herein.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF PARTNERS’ DEFICIT (unaudited)

SIX MONTH PERIOD ENDED JUNE 30, 2006

Balance, January 1	$(537)
Net Loss	(30,632)
Equity Distributions	(335)

Balance, June 30	$(31,504)

See also the audited financial statements included herein.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF OPERATIONS (unaudited)

SIX MONTH PERIOD ENDED JUNE 30, 2006

REVENUES	$—

EXPENSES:
Pre-opening Costs	30,632

NET LOSS	$(30,632)

See also the audited financial statements included herein.

STAFFORD, TEXAS—HILTON HOMEWOOD SUITES HOTEL

STATEMENT OF CASH FLOWS (unaudited)

SIX MONTH PERIOD ENDED JUNE 30, 2006

CASH FLOWS TO OPERATING ACTIVITIES:
Net Loss	$(30,632)

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(4,638,962)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	4,634,562
Affiliate Loans	26,695
Equity Distributions	(335)

NET CASH PROVIDED BY FINANCING ACTIVITIES	4,660,922

NET DECREASE IN CASH	(8,672)
CASH AND CASH EQUIVALENTS, JANUARY 1	34,245

CASH AND CASH EQUIVALENTS, JUNE 30	$25,573

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$108,312

See also the audited financial statements included herein.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Homewood Suites	Stafford, TX	$7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$162.5

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2006, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2006 (unaudited)

(in thousands, except share data)

	Company Historical Balance Sheet	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$57,965	$6,730	$42,059	$15,672	$8.011	$3,707	$167,190	(A)	$225,155
							(76,179	)(B)
Cash and cash equivalents	85,856	26	2,966	834	757	5	(4,588	)(C)	5,000
							(80,856	)(F)
Restricted cash—escrow deposits	—	—	371	556	97	—	(1,024	)(C)	—

Other assets	3,254	29	1,812	364	375	64	(2,403	)(C)	3,495

Total Assets	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$5,988	$34,318	$25,528	$6,133	$—	$(67,767	)(D)	$4,200
Accounts payable and accrued costs	747	828	2,351	1,999	631	3,776	(8,567	)(D)	1,765

Total liabilities	747	6,816	36,669	27,527	6,764	3,776	(76,334)		5,965

Shareholders’ equity (deficit)	—	(31)	10,539	(10,101)	2,476	—	(2,883	)(E)	—
Preferred stock, authorized 15,000,000 shares	—	—	—	—	—	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—	—	—	—	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—	—	—	—	—	—		24
Common stock, no par value, authorized 200,000,000 shares	148,143	—	—	—	—	—	81,357	(G)	229,500
Retained earnings (deficit)	(1,839)	—	—	—	—	—	—		(1,839)

Total shareholders’ equity	146,328	(31)	10,539	(10,101)	2,476	—	78,474		227,685

Total liabilities and shareholders’ equity	$147,075	$6,785	$47,208	$17,426	$9,240	$3,776	$2,140		$233,650

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 12 properties that have been, or will be, purchased after June 30, 2006 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Stafford, Texas— Hilton Homewood Suites Hotel	PHD Hotels Portfolio	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard)	Total Combined
Purchase price per contract	$7,800	$75,100	$56,173	$13,800	$9,455	$162,328
Other closing costs	46	219	156	46	33	500
Other capitalized costs (credits) incurred	59	512	609	(114)	50	1,116
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	156	1,502	1,123	276	189	3,246

Investment in hotel properties	8,061	77,333	58,061	14,008	9,727	167,190	(A)

Net other assets/(liabilities) assumed	22	(4,554)	(555)	107	3	(4,977)

Total purchase price	$8,083	$72,779	$57,506	$14,115	$9,730	162,213

Less: Cash on hand at June 30, 2006 to fund acquisitions						(85,856	)(F)
Plus: Working capital requirements						5,000	(F)

Equity proceeds needed for acquisitions and working capital (000’s)						$81,357	(G)

(B)	Represents elimination of historical net carrying value of real estate under prior owners.

(C)	Represents elimination of assets associated with prior owners, net of assets assumed.

(D)	Represents elimination of liabilities associated with prior owners, net of liabilities assumed.

(E)	Represents elimination of shareholders’ equity (deficit) associated with prior owners.

(F)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

(G)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2005 and the six months ended June 30, 2006

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27, 2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006
Homewood Suites	Stafford, TX	7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	Pending
Hampton Inn	Tupelo, MS	5.2	Pending
Hilton Garden Inn	Macon, GA	10.7	Pending

	Total	$219.2

This pro forma Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Western International, Inc., an affiliate of Larry Blumberg & Associates, Inn Ventures, Inc., or Promus Hotels, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Seven, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2005, nor does it purport to represent the future financial results of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should he read in conjunction with, and are qualified in their entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

For the year ended December 31, 2005 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$—	$4,580	$—	$—	$11,546	$10,508	$2,287	$—	$—		$28,921
Other operating revenue	—	—	356	—	—	934	757	115	—	—		2,162

Total revenue	—	—	4,936	—	—	12,480	11,265	2,402	—	—		31,083

Expenses
Operating expenses	—	—	2,257	—	—	5,435	5,357	1,066	—	—		14,115
General and administrative	40	3	468	—	—	1,659	707	621	—	600	(B)	4,098
Management fees	—	—	153	—	—	523	579	60	—	—		1,315
Taxes, insurance and other	—	—	505	—	—	534	583	39	—	—		1,661
Depreciation of real estate owned	—	—	913	—	—	1,696	1,077	264	—	(3,950	)(C)	4,354
										4,354	(D)
Interest, net	13	—	966	(3)	—	1,754	2,035	292	—	(4,960	)(E)	97

Total expenses	53	3	5,262	(3)	—	11,601	10,338	2,342	—	(3,956)		25,640
Gain on sale of land	—	93	—	—	—	—	—	—	—	(93	)(H)	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(53)	$90	$(326)	$3	$—	$879	$927	$60	$—	$3,863		$5,443

Income (loss) per common share:
Basic and diluted	$(5,251)											$0.34

Basic and diluted weighted average common shares outstanding (000s)	—									15,917	(F)	15,917

For the six months ended June 30, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas—Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas—Courtyard by Marriott Hotel (A)	Stafford, Texas— Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites)(A)	Sunbelt-CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$1,550	$—	$2,032	$—	$—	$7,043	$5,420	$1,734	$—	$—		$17,779
Other operating revenue	122	—	259	—	—	588	364	93	—	—		1,426

Total revenue	1,672	—	2,291	—	—	7,631	5,784	1,827	—	—		19,205

Expenses
Operating expenses	961	—	1,000	—	—	3,428	2,804	814	—	—		9,007
General and administrative	745	—	202	—	31	986	319	178	—	(215	)(B)	2,246
Management fees	44	—	68	—	—	317	297	46	—	—		772
Taxes, insurance and other	123	—	196	—	—	316	277	107	—	—		1,019
Depreciation of real estate owned	294	—	326	—	—	999	514	182	—	(2,021	)(C)	2,310
										2,016	(D)
Interest, net	(624)	—	418	(3)	—	1,098	1,023	318	—	(2,190	)(E)	40

Total expenses	1,543	—	2,210	(3)	31	7,144	5,234	1,645	—	(2,410)		15,394

Income tax expense	—	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$129	$—	$81	$3	$(31)	$487	$550	$182	$—	$2,410		$3,811

Income (loss) per common share:
Basic and diluted	$0.02											$0.22

Basic and diluted weighted average common shares outstanding (000s)	5,175									12,363	(F)	17,538

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2005 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. Additionally, two properties acquired began operations during 2005, four began operations during 2006, and two properties remain under construction. Therefore these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Huntsville, AL Hilton Garden Inn, opened October 2005; Sarasota, FL Homewood Suites, opened February 2005; Houston, TX Residence Inn, opened April 2006; Brownsville, TX Courtyard, opened June 2006; Stafford, TX Homewood Suites, opened August 2006; Hattiesburg, MS Courtyard, opened October 2006; Huntsville, AL Homewood Suites, under construction; and Macon, GA Hilton Garden Inn, under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owners’ debt, which was not assumed, has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2005 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H)	Gain on sale of land was eliminated as this land was not part of the purchase contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

October 27, 2006